UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/20/2006

CECO ENVIRONMENTAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-7099

DE	13-2566064
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3120 Forrer Street, Cincinnati, OH 45209
(Address of principal executive offices, including zip code)

(416) 593-6543
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

CECO Environmental Corp. ("CECO") commenced trading on the NASDAQ Global Market on Tuesday, September 19, 2006 under its current symbol, "CECE." CECO had been trading on the NASDAQ Capital Market under the same symbol. On September 12, 2006, CECO issued a press release announcing that the Nasdaq Stock Market had approved its application for upgrading its listing to the NASDAQ Global Market. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press Release September 12, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: September 20, 2006	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
CFO and Vice President Finance and Administration

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release